Subsequent events	6 Months Ended
Jun. 30, 2026
Subsequent events [Abstract]
Subsequent events
Note 12: Subsequent events

On 27 July 2026, H&A Shipping completed the sale of MT Yellow Stars and MT PS Stars, resulting in a gain of USD 13.3 million, which is the share of profit attributable to the Group. Following the transaction, H&A Shipping is expected to be liquidated.